UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: March 23, 2023
(Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604		31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

6200 S. Gilmore Road	Fairfield,	Ohio	45014‑5141
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	CINF	Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
☐    If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Items 1.01 Entry into Material Definitive Agreements.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 23, 2023, Cincinnati Financial Corporation and CFC Investment Company, a subsidiary of Cincinnati Financial Corporation (Borrowers) entered into the Fifth Amendment to the Amended and Restated Credit Agreement by and among the lenders party thereto and PNC Bank, N.A., as Administrative Agent. (Fifth Amendment). The Fifth Amendment and Exhibit A to the Fifth Amendment replace LIBOR references with comprehensive SOFR provisions throughout; add new Base Rate and Benchmark language; add conforming changes provisions; provide Benchmark Replacement language; update the definitions for the Corporate Member, Managed Syndicate, and Managing Agent; include a new category of Permitted Liens in the definition in Section 1.1, and amend Schedule 1.1(A), Exhibit 2.10 and Exhibit 2.4.1.

The foregoing description of the Fifth Amendment does not purport to be complete and is qualified in its entirety by the full terms of the First, Second, Third, Fourth and Fifth Amendments; Exhibit A to the Fifth Amendment; and the Amended and Restated Credit Agreement dated May 13, 2014.

Item 9.01 Financial Statements and Exhibits.

(c)     Exhibits

Exhibit 10.1 – Fifth Amendment to Amended and Restated Credit Agreement dated March 23, 2023.

Exhibit 10.2 - Fourth Amendment to Amended and Restated Credit Agreement dated February 26, 2019 (incorporated herein by reference to the company's Current Report on Form 8-K dated February 28, 2019, Exhibit 10.6.

Exhibit 10.3 - Third Amendment to Amended and Restated Credit Agreement dated February 4, 2019 (incorporated herein by reference to the company's Current Report on Form 8-K dated Exhibit 10.1).

Exhibit 10.4 – Second Amendment to Amended and Restated Credit Agreement dated March 31, 2016 (incorporated herein by reference to the company's Current Report on Form 8-K dated April 4, 2016, Exhibit 10.1).

Exhibit 10.5 – First Amendment to Amended and Restated Credit Agreement dated February 8, 2016 (incorporated herein by reference to the company’s Current Report on Form 8-K dated February 11, 2016, Exhibit 10.1).

Exhibit 10.6 – Amended and Restated Credit Agreement dated May 13, 2014 (incorporated herein by reference to the company’s Current Report on Form 8-K dated May 13, 2014, Exhibit 10.1).

Exhibit 104 – The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: March 24, 2023	/S/ Michael J. Sewell
Michael J. Sewell, CPA
Chief Financial Officer, Senior Vice President and Treasurer
(Principal Accounting Officer)